SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         _______________________________
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2001


                        CHESAPEAKE UTILITIES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE         001-11590         51-0064146
                  --------         ---------         ----------
              (State or other     (Commission     (I.R.S. Employer
              jurisdiction  of        File        Identification No.)
              incorporation or       Number)
               organization)


                909 SILVER LAKE BOULEVARD, DOVER, DELAWARE 19904
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (302) 734-6799
                                 --------------
              (Registrant's Telephone Number, including Area Code)


         _______________________________________________________________
               (Former name, former address and former fiscal year,
                          if changed since last report.)

ITEM  5.  OTHER  EVENTS.

On October 29, 2001, Chesapeake Utilities Corporation ("Chesapeake") announced that it has appointed three new members to its Board of Directors, effective November 1, 2001. The new Board members and their terms are: Thomas J. Bresnan, a Class I Director, whose term will expire in 2003; J. Peter Martin, a Class II Director, whose term will expire in 2004; and Joseph E. Moore, Esquire, a Class III Director, whose term will expire in 2002.

Attached herein as Exhibit I is a copy of the press release with biographical information for each of the appointments.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Chesapeake  Utilities  Corporation



/s/  Michael  P.  McMasters
---------------------------
Michael  P.  McMasters
Vice  President,  Treasurer  and  Chief  Financial  Officer


Date:  November  1,  2001